Restricted Net Assets	12 Months Ended
Dec. 31, 2025
Restricted Net Assets [Abstract]
RESTRICTED NET ASSETS

NOTE 20 — RESTRICTED NET ASSETS

As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Group. Amounts restricted include additional paid-in capital and the statutory reserves of the Company’s PRC subsidiaries, affiliates and VIEs. As of December 31, 2025 and 2024, the total of restricted net assets were $980,284 and $980,284, respectively.